EXHIBIT 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment”), dated as of November 14, 2006, among Apogee Enterprises, Inc. (the “Borrower”), the lending institutions listed on the signature pages hereto (collectively the “Lenders”) and The Bank of New York, as letter of credit issuer, administrative agent for the Lenders and swing line lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

(1) The Borrower, the Lenders, the Administrative Agent and the L/C Issuer are parties to that certain Credit Agreement, dated as of May 4, 2005, (as in effect immediately prior to the effect of this Amendment, the “Credit Agreement”);

(2) The Credit Agreement provides, among other things, that any amendment thereto shall be in writing and signed by the Borrower and either (i) the Required Lenders or the Administrative Agent with the consent of the Required Lenders or, (ii) all the Lenders or the Administrative Agent with the consent of all the Lenders, as the case may be;

(3) The Borrowers, the Administrative Agent and all of the Lenders have agreed to amend the Credit Agreement in order to, among other things, extend the Commitment Termination Date and

(4) Under the Credit Agreement the extension of the Commitment Termination Date beyond the date set forth in the Credit Agreement requires consent of all of the Lenders.

SECTION 1. Amendment. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, amended as follows:

(a) The definition of “Applicable Margin” set forth in paragraph (c) of Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Applicable Margin” means, at any date and with respect to each Loan, the applicable margin set forth below based upon the Debt/EBITDA Ratio as of such date (it being understood that measurement of the Debt/EBITDA Ratio as of the last day of the immediately preceding quarter (as delivered pursuant to Section 7.01(n)) is sufficient for this purpose; provided that, if, as of the day following the date on which the Borrower is required to furnish to the Lenders financial statements pursuant to Section 7.01(a)(i) and (ii), no Debt/EBITDA Ratio has been delivered as required pursuant to Section 7.01(n), the Applicable Margin shall be 1.00% from such day until the day on which such Debt/EBITDA Ratio is delivered):

	Applicable Margin
Debt/EBITDA Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 2.00	0.000%	1.000%
Less than 2.00, but greater than or equal to 1.50	0.000%	0.750%
Less than 1.50, but greater than or equal to 1.25	0.000%	0.625%
Less than 1.25, but greater than or equal to 0.75	0.000%	0.550%
Less than 0.75	0.000%	0.500%

(b) The definition of the term “Commitment Termination Date” set forth in paragraph (c) of Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Commitment Termination Date” means the earlier to occur of (i) November 14, 2011 and (ii) the date, if any, on which the Total Commitment is otherwise terminated pursuant to this Agreement.”

(c) Paragraph (a) of Section 3.07 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the respective pro rata accounts of the Lenders, on the last day of each calendar quarter of each year, in arrears, commencing with the first such day after the Effective Date, and on the Commitment Termination Date, a fee (the “Commitment Fee”) computed by multiplying (i) the average daily Available Commitment over the last calendar quarter (or portion thereof since the date as of which the last Commitment Fee was calculated), by (ii) 0.15% per annum. The Commitment Fee will be calculated based upon the actual number of days elapsed over a 360-day year.”

(d) Schedules 5.01(b) and 5.01(f) attached to the Credit Agreement are amended and restated in their entirety to read as set forth in Schedules 5.01(b) and 5.01(f) attached to this document.

SECTION 2. Conditions of Effectiveness

This Amendment shall become effective on the date when, and only when, all of the following conditions precedent shall have been satisfied, or waived in writing by all of the Lenders (such date, the “Amendment Effective Date”) provided, however that the Amendment Effective Date shall occur no later than November 14, 2006:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by itself, the Borrower, each of the Lenders and L/C Issuer;

(b) The Administrative Agent shall have received copies of all action taken by the Borrower, its partners and its Affiliates, whenever necessary, to authorize the execution, delivery and performance of this Amendment, certified by the Responsible Officer of the Borrower as true and correct as of the Amendment Effective Date;

(c) The representations and warranties set forth in Section 3 of this Amendment are true and correct as of the date hereof and will be true and correct on the Amendment Effective Date; and

(d) The Borrower shall have paid all costs, fees and expenses in connection with this Amendment.

SECTION 3. Representations and Warranties

The Borrower represents and warrants to the Administrative Agent, the L/C Issuer, and the Arranger and to each Lender as follows:

(a) The representations and warranties contained in Section 5.01 of the Credit Agreement are and will be true, correct and complete with respect to this Amendment as if this Amendment and the Credit Agreement were Credit Documents referred to in such representations and warranties, on and as of the date hereof and on the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(b) As of the date hereof, no Default or Event of Default has occurred and is continuing.

SECTION 4. Reference to and Effect on the Credit Agreement

(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer, the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 5. Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration, of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent).

SECTION 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Separability

In case of any one or more of the provisions contained in this Amendment shall be invalid, illegal and unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 8. Applicable Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

APOGEE ENTERPRISES, INC.

By:	/s/ Gary R. Johnson
Name:	Gary R. Johnson
Title:	Vice-President, Treasurer

THE BANK OF NEW YORK, as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Walter C. Parelli
Name:	Walter C. Parelli
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Walter C. Parelli
Name:	Walter C. Parelli
Title:	Vice President

BNY CAPITAL MARKETS, INC., as Co-Lead Arranger and Book Manager

By:	/s/ Gordon B. Berger
Name:	Gordon B. Berger
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ James M. Somoski
Name:	James M. Somoski
Title:	Vice President

J.P. MORGAN SECURITIES INC., as Co-Lead Arranger and Book Manager

By:	/s/ Jonathan Twichell
Name:	Jonathan Twichell
Title:	Senior Vice President

HARRIS TRUST AND SAVINGS BANK, as Co-Syndication Agent, Co-Documentation Agent and as a Lender

By:	/s/ Edward J. Klinger
Name:	Edward J. Klinger
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agent, Co-Documentation Agent and as a Lender

By:	/s/ Michael J. Reymann
Name:	Michael J. Reymann
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick McCue
Name:	Patrick McCue
Title:	Vice President